UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 2008

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                           000-52178                  20-4663714
-----------------------------          ---------                  -----------
(State or Other Jurisdiction)     (Commission File No.)        (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                           12550
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     The Board of Directors of ES Bancshares, Inc. (the "Company") announced today that four members of its Board of Directors exercised each of their 10,000 Organizer Warrants at an exercise price of $6.75. A press release is attached as
Exhibit 99.1.


 Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell Company Transactions: None

(d) Exhibits:

               Exhibit No.           Description
               -----------           -----------

                 99.1 Press release issued by the Company on August 4, 2008 announcing the exercise of 40,000 Organizer Warrants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ES BANCSHARES, INC.


DATE:  August 4, 2008                  By: /s/ Philip Guarnieri
                                           ------------------------------------
                                           Philip Guarnieri
                                           President and Chief Operating Officer